                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 30, 1996




                                K N ENERGY, INC.


             (Exact name of registrant as specified in its charter)


          KANSAS                            1-6446               48-0290000
  (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)



          370 VAN GORDON STREET
          P. O. BOX 281304
          LAKEWOOD, CO                                           80228-8304
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (303) 989-1740

Item 5.  Other Events.

         On January 30, 1996 K N Energy, Inc. announced that it had entered into a Letter of Intent to acquire a major Midwest crude oil pipeline from Amoco Pipeline Company for conversion to natural gas. Reference is hereby made to the press release dated January 30, 1996, which is filed herewith as an exhibit and incorporated herein by this reference.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a)     Financial Statements - None

         (b)     Pro-Forma Financial Statements - None

         (c)     Exhibits

                 1.1      Press release dated January 30, 1996


                                 EXHIBIT INDEX


Exhibit Number            Exhibit Description                        Page
-------------             -------------------                        ----
1.1                  Press release dated January 30, 1996             5

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       K N ENERGY, INC.



Date:  February 14, 1996               By: /s/ William S. Garner, Jr.
                                           -------------------------------------
                                               William S. Garner, Jr.
                                               Vice President, General Counsel
                                               and Secretary

                                 EXHIBIT INDEX


EXHIBIT NUMBER            EXHIBIT DESCRIPTION                        PAGE
-------------             -------------------                        ----
1.1                  Press release dated January 30, 1996             5